Rule 497(d)

                                  FT 617

             Supplement to the Prospectus dated April 1, 2002

     Notwithstanding anything to the contrary in the Prospectus, all shares of Koninklijke Ahold NV (Ticker: AHO) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

March 3, 2003